EXHIBIT 23.1

  CONSENT OF DELOITTE AND TOUCHE LLP, INDEPENDENT AUDITORS


  INDEPENDENT AUDITORS' CONSENT



  We consent to the incorporation by reference in Registration Statement No. 333-53141 of
  Boatracs, Inc. on Form S-8 of our report dated July 31,
  1998 on the financial statements of
  Enerdyne Technologies, Inc., appearing in this Amendment
  No. 1 to Current Report on
  Form 8-K/A of Boatracs, Inc. filed on or about August 14,
  1998.





  /s/ DELOITTE AND TOUCHE LLP
  San Diego, California
  August 14, 1998